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                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO
                           FOURTH AMENDED AND RESTATED
                             MASTER RIGHTS AGREEMENT

            This Second Amendment ("Amendment") to the Fourth Amended and Restated Master Rights Agreement ("Master Agreement") dated as of December 19, 2003 among Inhibitex, Inc., a Delaware corporation (the "Company"), and the investors signatory thereto, is made and effective as of this 27th day of May 2004.

                              W I T N E S S E T H:

      WHEREAS, the Master Agreement provides the investors signatory thereto with certain rights with respect to the Company;

      WHEREAS, the parties now wish to amend the Master Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

      1. Terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Master Agreement.

      2. Section 1.1(m) of the Master Agreement is deleted and replaced in its entirety with the following:

      "Initial Public Offering" means a consummated firmly underwritten public offering of the Company's Common Stock on a Form S-1 Registration Statement, or any similar form of registration statement, adopted by the Commission from and after the date hereof, filed with the Commission under the Securities Act (as defined below) with respect to which the price to the public in such offering is approved by the pricing committee of the Company's Board of Directors and is not less than $7.00 per share, which pricing committee consists of representatives of each of the Series C Stock, Series D Stock and Series E Stock."

      3. Except as amended hereby, the Master Agreement remains unchanged.

This Amendment was approved by resolution of the Board of Directors of the Company at a meeting duly held May 26, 2004 and the consent by class vote of at least 66 2/3%

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of the outstanding (i) Series B, (ii) Series C and (iii) Series D and Series E,
dated as of May 26, 2004.